SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Athens Bancshares Corporation

(Name of Registrant as Specified In Its Charter)

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April 16, 2014

Dear Fellow Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Athens Bancshares Corporation. The annual meeting will be held at the Sherman Fine Arts Building, Tennessee Wesleyan College, 204 East College Street, Athens, Tennessee, on Wednesday, May 21, 2014, at 9:00 a.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the annual meeting. Our directors and senior officers, as well as representatives of Mauldin & Jenkins, LLC, our independent registered public accounting firm, will be present to respond to appropriate questions from shareholders.

It is important that your shares are represented at the annual meeting, whether or not you attend the annual meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote promptly via the Internet or telephone or by completing and mailing the enclosed proxy card. If you attend the annual meeting, you may vote in person even if you have previously mailed a proxy card or voted via the Internet or by telephone.

We look forward to seeing you at the annual meeting.

Sincerely,

Jeffrey L. Cunningham
President and Chief Executive Officer

ATHENS BANCSHARES CORPORATION

106 Washington Avenue

Athens, Tennessee 37303

(423) 745-1111

NOTICE OF 2014 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	9:00 a.m., local time, on Wednesday, May 21, 2014.

PLACE	Sherman Fine Arts Building, Tennessee Wesleyan College, 204 East College Street, Athens, Tennessee.

ITEMS OF BUSINESS	(1) To elect two directors for a term of three years;

(2) To ratify the appointment of Mauldin & Jenkins, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

(3) An advisory vote on the compensation of our named executive officers as disclosed in the accompanying proxy statement; and

(4) To transact such other business as may properly come before the annual meeting and any adjournment or postponement of the annual meeting.

RECORD DATE	In order to be eligible to vote, you must have been a shareholder at the close of business on March 28, 2014.

PROXY VOTING	It is important that your shares be represented and voted at the annual meeting. You can vote your shares via the Internet, by telephone or by completing and returning the proxy card or voting instruction form sent to you. You can revoke your proxy at any time before its exercise at the annual meeting by following the instructions in the accompanying proxy statement.

By Order of the Board of Directors,

Christopher O. Adams
Corporate Secretary

Athens, Tennessee

April 16, 2014

ATHENS BANCSHARES CORPORATION

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Athens Bancshares Corporation for use at the 2014 annual meeting of shareholders and for any adjournment or postponement of the annual meeting. In this proxy statement, we may also refer to Athens Bancshares Corporation as the “Company,” “we,” “our” or “us.”

Athens Bancshares Corporation is the holding company for Athens Federal Community Bank. In this proxy statement, we may also refer to Athens Federal Community Bank as the “Bank.”

We will hold the 2014 annual meeting of shareholders at the Sherman Fine Arts Building, Tennessee Wesleyan College, 204 East College Street, Athens, Tennessee, on Wednesday, May 21, 2014 at 9:00 a.m., local time.

This proxy statement and the enclosed proxy card are being mailed on or about April 16, 2014 to shareholders of record at the close of business on March 28, 2014.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDERS’ MEETING TO BE HELD ON MAY 21, 2014

This Proxy Statement and the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available at http://www.cfpproxy.com/6767.

INFORMATION ABOUT VOTING

Who Can Vote at the Annual Meeting

You are entitled to vote your shares of common stock of the Company that you owned as of March 28, 2014. As of the close on that date, 1,818,525 shares of common stock were outstanding. The Company’s charter provides that each share of common stock has one vote.

The Company’s charter provides that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit.

Ownership of Shares; Attending the Annual Meeting

You may own shares of common stock in one or more of the following ways:

•	Directly in your name as the shareholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”;

•	Indirectly through the Athens Federal Community Bank Employee Stock Ownership Plan;

•	Indirectly through the Athens Federal Community Bank 401(k) Plan; or

•	Indirectly through the Athens Bancshares Corporation 2010 Equity Incentive Plan.

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the annual meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the annual meeting. Examples of proof of ownership include a recent brokerage account statement or a letter from a bank or broker. If you want to vote your shares of common stock held in street name in person at the annual meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

If you own shares of common stock indirectly through the Athens Federal Community Bank Employee Stock Ownership Plan, the Athens Federal Community Bank 401(k) Plan or the Athens Bancshares Corporation 2010 Equity Incentive Plan, see “Participants in the ESOP, 401(k) Plan, and Equity Incentive Plan” for voting information.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the annual meeting, either in person or by proxy.

Vote Required for Proposals. Shareholders will vote on the election of two directors for a term of three years. In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast, meaning that the nominees receiving the greatest number of votes will be elected.

In voting on the ratification of the appointment of the appointment of Mauldin & Jenkins, LLC as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, against the proposal or abstain from voting. To be ratified, the proposal requires the affirmative vote of a majority of the votes cast.

In voting on the advisory resolution to approve the compensation of the Company’s named executive officers, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, the proposal requires the affirmative vote of a majority of the votes cast.

Routine and Non-Routine Proposals. Applicable stock exchange rules determine whether a proposal presented at a shareholder meeting is routine or non-routine. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote on the proposal without receiving voting instructions from the beneficial owner. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the beneficial owner has provided voting instructions. A broker non-vote occurs when a broker or other entity is unable to vote on a particular proposal and the broker or other entity has not received voting instructions from the beneficial owner. The election of directors and the advisory vote regarding the approval of the compensation of the Company’s named executive officers are considered non-routine proposals. The proposal to ratify the appointment of Mauldin & Jenkins, LLC as the Company’s independent registered public accounting firm is considered a routine proposal.

How We Count Votes. If you return valid proxy instructions or attend the annual meeting in person, we will count your shares for purposes of a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the ratification of the appointment of the independent registered public accounting firm and the advisory vote with respect to the approval of the compensation of the Company’s named executive officers, abstentions and broker non-votes will have no effect on the outcome of either proposal.

Voting by Proxy

We are sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, the persons named in the enclosed proxy card will vote your shares as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote:

•	“FOR” the election of all the nominees for director;

•	“FOR” the ratification of the appointment of Mauldin & Jenkins, LLC as the Company’s independent registered public accounting firm; and

•	“FOR” the approval of the compensation of the Company’s named executive officers as disclosed in this proxy statement.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of Company common stock may be voted by the persons named in the proxy card on the new meeting date, provided that the new meeting occurs within 30 days of the original date of the annual meeting and you have not revoked your proxy. The Company does not currently know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the annual meeting. To revoke your proxy, you must advise the Corporate Secretary of the Company in writing before your shares have been voted at the annual meeting, deliver a later-dated and properly executed proxy, or attend the annual meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Instead of voting by completing and mailing a proxy card, registered shareholders can vote their shares of common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate shareholders’ identities, allow shareholders cast their vote and confirm that their vote has been recorded properly. Specific instructions for Internet and telephone voting are set forth on the proxy card. The deadline for voting via the Internet or by telephone is 3:00 a.m., local time, on Wednesday, May 21, 2014.

Participants in the ESOP, 401(k) Plan, and Equity Incentive Plan

If you participate in the Athens Federal Community Bank Employee Stock Ownership Plan (the “ESOP”) or if you invest in Company common stock through the Athens Bancshares Corporation Stock Fund in the Athens Federal Community Bank 401(k) Plan (the “401(k) Plan”), you will receive a voting instruction form for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plan. Under the terms of the ESOP, the ESOP trustee will vote all allocated shares of common stock held by the ESOP as directed by plan participants. The ESOP trustee generally will vote all unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received timely voting instructions, subject to the exercise of its fiduciary duties. Under the terms of the 401(k) Plan, a participant may direct the stock fund trustees of the 401(k) Plan how to vote the shares in the Athens Bancshares Corporation Stock Fund credited to his or her account. The stock fund trustees will vote all shares for which timely voting instructions are not received in the same proportion as shares for which the trustees received voting instructions. If you participate in the Athens Bancshares Corporation 2010 Equity Incentive Plan (the “Equity Incentive Plan”), you also will receive a voting instruction card to direct the Equity Incentive Plan trustee how to vote the unvested shares of common stock awarded to you under the Equity Incentive Plan. The deadline for returning your voting instruction forms is May 14, 2014.

CORPORATE GOVERNANCE

Director Independence

The Company’s Board of Directors currently consists of eight members, all of whom the Board of Directors considers independent under the listing requirements of the Nasdaq Stock Market, Inc. except for Jeffrey L. Cunningham who serves as President and Chief Executive Officer of both the Company and the Bank. In determining the independence of directors, the Board of Directors considered the various deposit, loan and other relationships that each director has with the Bank, including loans and lines of credit made to Directors Howard and Thompson, as well as the transactions disclosed under “Other Information Relating to Directors and Executive Officers—Transactions with Related Persons.” In the case of each individual, the Board of Directors has determined that these relationships do not interfere with the individual’s exercise of independent judgment in carrying out his or her responsibilities as a director.

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors has determined that the separation of the offices of Chairman of the Board and of President and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of the offices of Chairman of the Board and of President and Chief Executive Officer allow the President and Chief Executive Officer to better focus on his growing responsibilities of managing the Company, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Consistent with this determination, Larry D. Wallace serves as Chairman of the Board of the Company and Jeffrey L. Cunningham serves as President and Chief Executive Officer. Mr. Wallace is considered independent under the listing requirements of the Nasdaq Stock Market, Inc.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors is responsible for satisfying itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The Chairman of the Board meets regularly with management to discuss strategy and risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Corporate Governance Policy

The Board of Directors has adopted a corporate governance policy to govern certain activities, including: the duties and responsibilities of directors; the composition, responsibilities and operations of the Board of Directors; the establishment and operation of Board committees; succession planning; convening executive sessions of independent directors; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the President and Chief Executive Officer.

Committees of the Board of Directors

The following table identifies our standing committees and their members. All members of each committee are considered independent under the listing requirements of the Nasdaq Stock Market, Inc. Each committee operates under a written charter that is approved by the Board of Directors and that governs its composition, responsibilities and operation. Each committee reviews and reassesses the adequacy of its charter at least annually. The charters of all three committees are available in the Investor Relations section of our website (www.athensfederal.com).

Director	Audit Committee	Compensation Committee	Nominating/ Corporate Governance Committee
Elaine M. Cathcart		X	X
Jeffrey L. Cunningham
G. Scott Hannah	X	X*	X
G. Timothy Howard		X	X
Myra NanDora Jenne	X	X	X
M. Darrell Murray	X	X	X
Lyn B. Thompson	X*	X	X
Larry D. Wallace		X	X*

Number of Meetings in 2013	7	4	1

*	Denotes Chairperson

Audit Committee. The Audit Committee is established in accordance with the Securities Exchange Act of 1934, as amended. The Audit Committee is responsible for providing oversight relating to our consolidated financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the Board. The Audit Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence. The Board of Directors has designated Lyn B. Thompson as an “audit committee financial expert” under the rules of the Securities and Exchange Commission.

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and the Bank, establishes the compensation for the Company’s and Bank’s senior management and conducts the performance review of the President and Chief Executive Officer. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Compensation Committee also assists the Board of Directors in evaluating potential candidates for executive positions.

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee assists the Board of Directors in: (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (2) recommending to the Board the director nominees for the next annual meeting; (3) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (4) leading the Board in its annual review of the Board’s performance; and (5) recommending director nominees for each committee.

Minimum Qualifications for Director Nominees. The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include an age limitation and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board of Directors or committee governing documents.

If a candidate is deemed eligible for election to the Board of Directors, the Nominating/ Corporate Governance Committee will then evaluate the following criteria in selecting nominees:

•	contributions to the range of talent, skill and expertise of the Board of Directors;

•	financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of the shareholders of the Company and the best interests of the institution;

•	the ability to devote sufficient time and energy to the performance of his or her duties;

•	independence as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria; and

•	current equity holdings in the Company.

The Nominating/Corporate Governance Committee also will consider any other factors it deems relevant, including diversity, competition, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee considers and reviews an existing director’s attendance and performance at Board meetings and at meetings of committees on which he or she serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating/Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating/Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by the Bank. The Nominating/Corporate Governance Committee will also consider director candidates recommended by shareholders according to the policy and procedures set forth below. The Nominating/Corporate Governance Committee has not previously used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating/Corporate Governance Committee will determine whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Nominating/Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Considerations of Recommendations by Shareholders. The policy of the Nominating/Corporate Governance Committee is to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating/Corporate Governance Committee’s resources, the Nominating/ Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders. To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the shareholder making the recommendation, the name and address of such shareholder as they appear on the Company’s books; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

During the fiscal year ended December 31, 2013, the Board of Directors of the Company and of the Bank each held 12 regular meetings and two special meetings. No director attended fewer than 75% of the total meetings of the Company’s or of the Bank’s Board of Directors and the respective committees on which such director served during the fiscal year ended December 31, 2013.

Director Attendance at the Annual Meeting of Shareholders

We encourage each director to attend the Company’s annual meeting of shareholders. All of the directors attended the Company’s 2013 annual meeting of shareholders.

Code of Ethics and Business Conduct

The Company has adopted a code of ethics and business conduct which applies to all of the Company’s and the Bank’s directors, officers and employees. A copy of the code of ethics and business conduct is available in the Investor Relations portion of our website (www.athensfederal.com).

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed pursuant to U.S. Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T (The Auditor’s Communication With Those Charged With Governance), including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their consideration of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, express an opinion on the conformity of the Company’s consolidated financial statements to U.S. generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s consolidated financial statements are presented in accordance with U.S. generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to shareholder ratification, the selection of Mauldin & Jenkins, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Audit Committee of the Board of Directors of

Athens Bancshares Corporation

Lyn B. Thompson, Chairperson

G. Scott Hannah

Myra NanDora Jenne

M. Darrell Murray

DIRECTOR COMPENSATION

The following table provides the compensation received by the individuals who served as directors, and who were not also named executive officers of the Company, during the fiscal year ended December 31, 2013.

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation (1)	Total
Elaine M. Cathcart	$22,800	$—	$—	$571	$23,371
G. Scott Hannah	28,800	—	—	571	29,371
G. Timothy Howard	22,800	—	—	571	23,371
Myra NanDora Jenne	22,800	—	—	571	23,371
M. Darrell Murray	22,800	—	—	571	23,371
Lyn B. Thompson	34,800	—	—	571	35,371
Larry D. Wallace	28,800	—	—	571	29,371

(1)	Represents accumulated cash dividends on shares of unvested restricted stock during the year ended December 31, 2013.

Cash Retainer and Meeting Fees for Non-Employee Directors. The following table sets forth the applicable retainers and fees that will be paid to our directors for their service on the Board of Directors of the Bank and the Company during the fiscal year ending December 31, 2014.

Board of Directors of Athens Federal Community Bank:
Monthly Retainer	$1,500
Additional Monthly Retainer for Chairman of the Board	500
Additional Monthly Retainer for Audit Committee Chairperson	1,000
Additional Monthly Retainer for Compensation Committee Chairperson	500

Board of Directors of Athens Bancshares Corporation:
Monthly Retainer	$400

STOCK OWNERSHIP

The following table provides information as of March 28, 2014 about the persons, other than the Company’s directors and executive officers, known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding (1)
Athens Federal Community Bank 401(k) Plan 106 Washington Avenue Athens, Tennessee 37303	290,369		15.97%

Athens Federal Community Bank Employee Stock Ownership Plan 106 Washington Avenue Athens, Tennessee 37303	220,140	(2)	12.11%

(1)	Based on 1,818,525 shares of the Company’s common stock outstanding and entitled to vote as of March 28, 2014.
(2)	As of March 28, 2014, 57,208 shares have been allocated to participants’ ESOP accounts.

The following table provides information as of March 28, 2014 about the shares of Company common stock that may be considered to be beneficially owned by each director, by each nominee for director, by each executive officer, and by all executive officers, directors, and nominees for director as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

Name	Number of Shares Owned (1)(2)(3)		Number of Shares That May Be Acquired Within 60 Days By Exercising Options	Total	Percent of Common Stock Outstanding (4)
Directors:
Elaine M. Cathcart	56,025	(5)	7,141	63,166	3.46%
Jeffrey L. Cunningham	54,729		33,327	88,056	4.76
G. Scott Hannah	45,261	(6)	7,141	52,402	2.87
G. Timothy Howard	12,261		7,141	19,402	1.06
Myra NanDora Jenne	15,161		7,141	22,302	1.22
M. Darrell Murray	42,040	(7)	7,141	49,181	2.69
Lyn B. Thompson	40,388	(8)	7,141	47,529	2.60
Larry D. Wallace	10,000		7,141	17,141	*

Executive Officers Who Are Not Directors:
Michael R. Hutsell	50,988	(9)	33,327	84,315	4.55
Jay Leggett, Jr.	64,812	(10)	24,994	89,806	4.87
Ross A. Millsaps	15,214		—	15,214	*
S. Shane Sewell (11)	12,883		—	12,883	*
All Directors and Executive Officers as a Group (12) persons	419,762		141,635	561,397	28.64%

*	Represents less than 1% of the Company’s outstanding shares.
(1)	Includes shares held in the Athens Federal Community Bank 401(k) Plan through a unitized Employer Stock Fund as follows: Mr. Cunningham (29,261 shares); Mr. Hutsell (25,487 shares); Mr. Leggett (21,313 shares); Mr. Millsaps (10,043 shares); and Mr. Sewell (7,182 shares).
(2)	Includes shares of unvested restricted stock held in the Athens Bancshares Corporation 2010 Equity Incentive Plan as follows: Ms Cathcart (1,905 shares); Mr. Cunningham (8,886 shares); Mr. Hannah (1,905 shares); Mr. Howard (1,905 shares); Ms. Jenne (1,905 shares); Mr. Murray (1,905 shares); Ms. Thompson (1,905 shares); Mr. Wallace (1,905 shares); Mr. Hutsell (8,886 shares); Mr. Leggett (6,664 shares); Mr. Millsaps (2,666 shares); and Mr. Sewell (2,665 shares). Shares of restricted stock vest in five equal annual installments beginning on the first anniversary of the date of grant, which was December 19, 2012 for Mr. Millsaps and Mr. Sewell and January 19, 2011 for each other director and executive officer listed above.
(3)	Includes shares allocated in the Bank’s employee stock ownership plan as follows: Mr. Cunningham (2,486 shares); Mr. Hutsell (2,312 shares); Mr. Leggett (2,168 shares); Mr. Millsaps (1,371 shares); and Mr. Sewell (1,369 shares).
(4)	Based on 1,818,525 shares of the Company’s common stock outstanding and entitled to vote as of March 28, 2014.
(5)	Includes 5,500 shares held by individual retirement account, 13,400 shares held by spouse and 6,600 shares held by spouse’s individual retirement account.
(6)	Includes 21,885 shares held by individual retirement account and 13,615 shares held by spouse’s individual retirement account.
(7)	Includes 25,000 shares held by individual retirement account, 5,079 shares held by spouse and 7,200 shares held by spouse’s individual retirement account.
(8)	Includes 10,000 shares held by individual retirement account and 25,627 shares held by spouse’s individual retirement account.
(9)	Includes 150 shares held as custodian for niece and 100 shares held as custodian for nephew.
(10)	Includes 7,800 shares held by Mr. Leggett’s sons.
(11)	S. Shane Sewell was designated an Executive Officer on January 15, 2014 with his duties as Vice President Chief Lending Officer.

ITEMS OF BUSINESS TO BE VOTED ON BY SHAREHOLDERS

Item 1 — Election of Directors

The Company’s Board of Directors consists of eight members. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Two directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The nominees are Myra NanDora Jenne and Larry D. Wallace, each of whom is currently a director of the Company and the Bank. There are no family relationships among the directors.

Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of all of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, we know of no reason why any nominee might be unable to serve.

The Board of Directors recommends voting “FOR” the election of all nominees for director.

Information regarding each nominee for director and each director continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. Ages presented are as of December 31, 2013. The starting year of service as director relates to service on the Board of Directors of the Bank.

Board Nominees for Director with Terms Ending in 2017

Myra NanDora Jenne is a practicing attorney at Jenne, Scott & Jenne, PLLC, a law firm located in Cleveland, Tennessee. Age 45. Director since 2010.

Ms. Jenne’s background and experience provides the Board with the skills and insight necessary to assess and address governance and legal issues associated with overseeing the operations of a public company.

Larry D. Wallace serves as Chairman of the Board of Directors of the Bank and the Company. He previously served as the Director of the Tennessee Bureau of Investigation for 12 years from 1992 through 2003. Upon his retirement as Director of the Tennessee Bureau of Investigation, Mr. Wallace returned home to Athens, Tennessee and presently serves Tennessee Wesleyan College as Vice President of Administration. Age 69. Director since 2006.

Mr. Wallace’s involvement with Tennessee Wesleyan College has allowed him to develop strong ties to the community, providing the board with valuable insight regarding the local business and consumer environment. In addition, he is also a strong advocate of the Company and the Bank through his extensive civic and community involvement.

Directors Continuing in Office with Terms Ending in 2015

Elaine M. Cathcart is a retired Chief Manager of Mayfield Realty. Age 65. Director since 1993.

Ms. Cathcart’s background provides the Board of Directors with critical experience in real estate matters, which are essential to the business of the Bank.

Jeffrey L. Cunningham serves as President and Chief Executive Officer of both the Company and the Bank. He is a licensed attorney with significant experience in real estate and probate law as well as general corporate and commercial practice. He joined the Bank as Chief Operating Officer in October 1999 and became President and Chief Executive Officer in March 2000. Age 56. Director since 1992.

Mr. Cunningham’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which the Bank serves affords the Board valuable insight regarding the business and operations of the Company and Bank. In addition, his legal background and experience provides the Board with unique skills needed to guide the Company and its management effectively. His knowledge of all aspects of the Company’s and Bank’s business and history, combined with his success and strategic vision, positions him well to continue to serve as our President and Chief Executive Officer.

G. Timothy Howard is the President of Howard Brothers Logging, Inc., a timber products company. Age 55. Director since 2001.

Mr. Howard’s background offers the Board of Directors substantial small company management experience, specifically within the region in which the Bank conducts its business, and provides the Board with valuable insight regarding the local business and consumer environment. In addition, he offers the Board of Directors significant business and management level experience from a setting outside of the financial services industry.

Directors Continuing in Office with Terms Ending in 2016

G. Scott Hannah is the retired owner of Hiwassee Sales, Inc., a wholesale beverage distributor. Age 63. Director since 2003.

Mr. Hannah’s background offers the Board of Directors substantial small company management experience, specifically within the region in which the Bank conducts its business, and provides the Board with valuable insight regarding the local business and consumer environment. In addition, he offers the Board of Directors significant business and management level experience from a setting outside of the financial services industry.

M. Darrell Murray is a self-employed realtor and auctioneer. Age 68. Director since 1993.

Mr. Murray’s background provides the Board of Directors with critical experience in real estate matters, which are essential to the business of the Bank.

Lyn B. Thompson is a self-employed certified public accountant. Age 54. Director since 2005.

As a certified public accountant, Ms. Thompson provides the Board of Directors with experience regarding accounting and financial matters.

Item 2 — Ratification of the Independent Registered Public Accounting Firm

The Audit Committee of the Company’s Board of Directors has appointed Mauldin & Jenkins, LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, subject to ratification by shareholders. A representative of Mauldin & Jenkins, LLC is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the shares cast at the annual meeting, the Audit Committee of the Board of Directors may consider other independent registered public accounting firms.

The Board of Directors recommends voting “FOR” the ratification of the appointment of Mauldin & Jenkins, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Change in Independent Registered Public Accounting Firm. On June 1, 2013, the Company was informed by its then independent registered public accounting firm, Hazlett, Lewis & Bieter, PLLC (“HLB”), that it had combined its practice (the “Merger”) with Mauldin & Jenkins, LLC effective as of June 1, 2013. As a result of the Merger, Hazlett, Lewis & Bieter, PLLC effectively resigned as the Company’s independent registered public accounting firm and Mauldin Jenkins, LLC, as successor to Hazlett, Lewis & Bieter, PLLC, became the Company’s independent registered public accounting firm. The Audit Committee of the Company’s Board of Directors approved the engagement of Mauldin & Jenkins, LLC on June 5, 2013.

The reports of Hazlett, Lewis & Bieter, PLLC regarding the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2012 and 2011, and through the effective date of the Merger, there were no disagreements between the Company and Hazlett, Lewis & Bieter, PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Hazlett, Lewis & Bieter, PLLC, would have caused Hazlett, Lewis & Bieter, PLLC to make reference to such disagreements in its reports on the financial statements for the applicable years. During the fiscal years ended December 31, 2012 and December 31, 2011 and through June 1, 2013, there were no reportable events of the types described in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s fiscal years ended December 31, 2012 and 2011, and during and through the effective date of the Merger preceding the engagement of Mauldin & Jenkins, LLC, the Company did not consult with Mauldin & Jenkins, LLC regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements, and Mauldin & Jenkins, LLC did not provide any written report or oral advice that Mauldin & Jenkins, LLC concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a disagreement with Mauldin & Jenkins, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a reportable event.

Audit Fees. Mauldin & Jenkins, LLC has served as the Company’s independent registered public accounting firm since June 1, 2013. The following table sets forth the fees that Mauldin & Jenkins, LLC billed to the Company for the period June 1, 2103 through December 31, 2013.

June 1 through December 31, 2013
Audit fees (1)	$110,306
Audit related fees (2)	92,611
Tax fees (3)	14,900
All other fees	—

(1)	Includes fees for the audit of the consolidated financial statements and review of the interim financial information contained in the quarterly reports on Form 10-Q and other regulatory reporting. In addition, this category includes fees for services associated with the review of documents filed with the SEC.
(2)	Includes fees for attestation and related services traditionally performed by the auditor including attestation services not required by statute or regulation and consultations concerning financial accounting and reporting standards.
(3)	Includes fees for tax compliance services including preparation of original and amended federal and state income tax returns, preparation of personal property tax returns and tax payment and planning advice.

Before June 1, 2013, Hazlett, Lewis & Bieter, PLLC served as the Company’s independent registered public accounting firm. The following table sets forth the fees that Hazlett, Lewis & Bieter, PLLC billed to the Company for the period January 1, 2013 through May 31, 2013 and for the fiscal year ended December 31, 2012.

	January 1 through May 31, 2013	Fiscal 2012
Audit fees (1)	$9,500	$122,917
Audit related fees (2)	17,509	93,901
Tax fees (3)	400	14,600
All other fees	—	—

(1)	Includes fees for the audit of the consolidated financial statements and review of the interim financial information contained in the quarterly reports on Form 10-Q and other regulatory reporting. In addition, this category includes fees for services associated with the review of documents filed with the SEC.
(2)	Includes fees for attestation and related services traditionally performed by the auditor including attestation services not required by statute or regulation and consultations concerning financial accounting and reporting standards.
(3)	Includes fees for tax compliance services including preparation of original and amended federal and state income tax returns, preparation of personal property tax returns and tax payment and planning advice.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm. The Audit Committee has adopted a policy for approval of audit and permitted non-audit services by the Company’s independent registered public accounting firm. The Audit Committee considers annually and approves the provision of audit services by the independent registered public accounting firm and, if appropriate, approves the provision of certain defined audit and non-audit services. The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements.

Any proposed specific engagement may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at the Audit Committee’s next regular meeting. The Audit Committee regularly reviews summary reports detailing all services being provided to the Company by its independent registered public accounting firm.

During the year ended December 31, 2013, the Audit Committee approved the audit-related fees, tax fees, and all other fees set forth in the tables above.

Item 3 — Advisory Vote on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires, among other things, that the Company permit a non-binding advisory vote on the compensation of its named executive officers as disclosed in accordance with the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related narrative discussion contained in this proxy statement.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through a vote on the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in accordance with the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion contained in the 2014 proxy statement, is hereby approved.”

This advisory vote on the compensation of our named executive officers is not binding on us, the Board of Directors or the Compensation Committee. However, the Board of Directors and the Compensation Committee will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers.

The Board of Directors recommends voting “FOR” the compensation paid to the Company’s named executive officers, as disclosed in accordance with the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion contained in this proxy statement.

The Dodd-Frank Act also requires the Company to obtain, at least once every six years, a shareholder vote on the frequency of a shareholder vote on the compensation of the named executive officers. At the Company’s 2013 annual meeting of shareholders, the Board of Directors recommended and the shareholders voted in favor of an annual advisory vote on the compensation of the named executive officers. The next shareholder vote on the frequency of a shareholder vote on the compensation of the named executive officers will occur no later than at the Company’s 2019 annual meeting of shareholders.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the principal executive officer and the next two most highly compensated executive officers of the Company whose total compensation for the year ended December 31, 2013 exceeded $100,000. These individuals are referred to in this proxy statement as the “named executive officers.”

Name and Principal Position	Year	Salary	Bonus	Stock Awards		Option Awards		All Other Compensation (1)	Total
Jeffrey L. Cunningham President & Chief Executive Officer	2013 2012	$284,391 278,814	$44,206 51,585	$	— —	$	— —	$306,141 273,755	$634,738 604,154

Michael R. Hutsell Vice President, Chief Operating Officer and Chief Financial Officer	2013 2012	189,392 185,657	50,000 50,000		— —		— —	49,072 46,895	288,464 282,552

Jay Leggett, Jr. City President—Cleveland	2013 2012	162,318 159,135	60,000 60,000		— —		— —	66,941 64,008	289,259 283,143

(1)	Details of the amounts disclosed in the “All Other Compensation” column for the fiscal year ended December 31, 2013 are provided in the table below:

	Mr. Cunningham		Mr. Hutsell		Mr. Leggett
Employer contributions to 401(k) plan	$15,300		$14,401		$13,374
Deferred compensation credit	55,593	(a)	—		—
Dividends on unvested restricted shares	2,666		2,666		1,999
Non-qualified salary continuation plan contributions	189,949		10,768		14,843
Value of ESOP allocation	15,140		14,275		13,234
Perquisites	19,496	(b)	—	(c)	17,198	(d)
Health and insurance benefits	7,565		6,696		6,293
Split dollar life insurance imputed income	432		266		—

(a)	Represents a non-cash credit by the Bank to a deferred compensation account established under Mr. Cunningham’s employment agreement.
(b)	Includes an automobile allowance of $16,953 and $2,543 for country club dues.
(c)	Did not exceed $10,000.
(d)	Includes an automobile allowance of $14,358 and $2,840 for country club dues.

Employment Agreements

The Bank and the Company have entered into separate employment agreements with each of Messrs. Cunningham, Hutsell and Leggett. Each employment agreement provides for a three-year term, subject to annual renewal by the boards of directors for an additional year beyond the then-current expiration date. The term of each agreement currently expires on March 31, 2017. The current aggregate base salaries under the employment agreements are $288,657, $192,211 and $162,318 for Messrs. Cunningham, Hutsell and Leggett, respectively. The agreements also provide for participation in employee benefit plans and programs maintained for the benefit of employees and senior management personnel, including incentive compensation, health and welfare benefits, retirement benefits and certain fringe benefits as described in the agreements and, in the case of Mr. Cunningham, continued annual contributions to a deferred compensation account established under the employment agreement.

Upon termination of employment (other than termination in connection with a change in control), each executive has agreed not to solicit our employees for two years from his date of termination and not to compete with us for one year from his date of termination. See “—Potential Post-Termination Benefits” for information regarding severance benefits provided under the agreements.

Under the employment agreements, we agree to pay all reasonable costs and legal fees of the executives in relation to the enforcement of the agreements, provided the executives succeed on the merits in a legal judgment, arbitration proceeding or settlement. The employment agreements also provide for indemnification of the executives to the fullest extent legally permissible.

Outstanding Equity Awards at Fiscal Year End

The following table provides information concerning unexercised options and unvested restricted stock awards for each named executive officer as of December 31, 2013.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (1)	Option Exercise Price	Option Expiration Date	Number of Shares of Restricted Stock That Have Not Vested (2)	Market Value of Shares of Restricted Stock That Have Not Vested
Jeffrey L. Cunningham	33,327	22,218	$11.50	12/15/2020	13,330	$264,201

Michael R. Hutsell	33,327	22,218	11.50	12/15/2020	13,330	264,201

Jay Leggett, Jr.	24,995	16,663	11.50	12/15/2020	9,997	198,141

(1)	Options vest in five equal annual installments beginning one year from the date of grant, which was December 15, 2010.
(2)	Restricted stock awards vest in five equal annual installments beginning one year from the date of grant, which was January 19, 2011.

Life Insurance Benefits

We maintain group carve-out plans with Messrs. Cunningham and Hutsell pursuant to which the proceeds of certain insurance policies are divided upon the death of the executive. Under the plans, if Messrs. Cunningham or Hutsell dies prior to termination of employment, his beneficiary will receive a benefit equal to three times the executive’s annual salary less $50,000, up to a maximum benefit of $450,000. The executive’s participation in the plan terminates at the time the executive terminates employment (other than on account of death or following a change in control).

Nonqualified Deferred Compensation

Supplemental Executive Retirement Plan Agreements. We maintain supplemental executive retirement plan agreements with Messrs. Cunningham, Hutsell and Leggett. Under the agreement with Mr. Cunningham, we will provide him with an annual benefit (payable in monthly installments) of $160,000 for 20 years if he separates from service with the Bank after attaining age 58. Under the agreements with Messrs. Hutsell and Leggett, we will provide Messrs. Hutsell and Leggett with an annual benefit (payable in monthly installments) of $100,000 for 15 years if they separate from service with the Bank after attaining age 62. The executives are also entitled to certain benefits under the agreements if they terminate employment before those ages or on account of death, disability or a change in control. See “—Potential Post-Termination Benefits” for information regarding severance benefits provided under the agreements.

Potential Post-Termination Benefits

The following is a summary of the potential post-termination benefits our named executive officers would have been eligible to receive as of December 31, 2013, had their employment with us been terminated under the circumstances described below as of that date.

Death. Under each of the employment agreements with Messrs. Cunningham, Hutsell and Leggett, if the executive dies during the term of the agreement, we will pay his estate the compensation that would have been due to him through the expiration date of the term of the agreement. We will make this payment within nine months of the executive’s death. Upon his death, Mr. Cunningham will also vest in the deferred compensation account established for him under the employment agreement.

Under life insurance group carve-out plans we have entered into with Messrs. Cunningham and Hutsell, if Messrs. Cunningham or Hutsell dies while employed, his beneficiary will receive a benefit equal to three times the executive’s annual salary less $50,000, up to a maximum benefit of $450,000.

If any of the named executive officers die while in active service, we will pay his beneficiary the normal retirement benefit under the supplemental executive retirement plan agreement that otherwise would have been paid to him for 20 years, in the case of Mr. Cunningham, and 15 years in the case of Messrs. Hutsell and Leggett. If any of the executives die after separating from service, his beneficiary will receive or continue to receive the benefit to which he was otherwise entitled under the supplemental retirement plan agreement.

Upon their death, the stock options granted to each of the named executive officers fully vest and become exercisable for one year. In addition, all unvested restricted stock awards also fully vest.

Disability. Under the employment agreement with Mr. Cunningham, if we terminate his employment due to disability, we will pay him the compensation and benefits due under the agreement for (i) any period leading up to the termination of his employment on account of the disability and (ii) for the remaining term of the agreement. Under the agreements with Messrs. Hutsell and Leggett, if we terminate the executive’s employment due to disability, we will pay the executive the compensation and benefits (other than any bonus) due under the agreement for any period leading up to the termination of his employment on account of the disability. We will reduce the disability payments due under the employment agreements by amount payable to the executives during the same periods of time under any disability plan covering the executives. Upon his termination of employment due to disability, Mr. Cunningham will also vest in the deferred compensation account established for him under the employment agreement.

If any of the named executive officers separate from service with us before attaining age 58, in the case of Mr. Cunningham, or age 62, in the case of Messrs. Hutsell and Leggett, as a result of disability, he will receive an annual benefit under his supplemental executive retirement plan agreement equal to 100% of the account value determined under the agreement for 20 years, in the case of Mr. Cunningham, or 15 years, in the case of Messrs. Hutsell and Leggett, commencing at the time he separates from service.

Upon their termination of employment on account of disability, all stock options granted to the named executive officers fully vest and become exercisable for one year. In addition, all unvested restricted stock awards also fully vest.

Just Cause. None of the named executive officers has the right to receive any payments or benefits under his employment agreement if we terminate his employment for “Just Cause.” The term “Just Cause” is defined in the employment agreements as personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform duties stated herein, willful violation of any law, rule or regulation (other than traffic violations or similar non-criminal offenses) or final cease-and-desist order, or material breach of any provision of the employment agreement.

Each of the named executive officers will forfeit all benefits under his supplemental executive retirement plan agreement, as well as all rights associated with the stock options and restricted stock granted to him, if his employment is terminated for cause.

Without Just Cause or with Good Reason. If we terminate any of the named executive officer’s employment without “Just Cause” or if any of them terminates employment with “Good Reason,” we will provide him with his annual base salary for the remaining term of the agreement, plus an additional year of base salary. In addition, we will continue the executive’s medical and life insurance coverage until the earlier of (i) the date on which the executive returns to work with us or another employer, (ii) age 65, (iii) death, or (iv) the remaining term of his employment agreement. If we cannot continue to provide medical and life insurance coverage for the executive, then we will provide him with a lump sum cash benefit equal to the present value of the estimated cost of the coverage (plus any related tax indemnification payments) for the remaining term of the agreement. The employment agreements define “Good Reason” as any of the following events, to which the named executive officer does not provide his written consent: (i) a failure to re-appoint the executive to his position of employment, (ii) a material change in his position so that the position becomes one of lesser importance or responsibility, (iii) a material reduction in his base salary or benefits (other than a reduction that is applicable to all executives or is part of an overall reduction that does not discriminate against the executive) and (iv) a relocation of the executive’s place of employment by more than 25 miles.

Under the supplemental executive retirement plan agreements, if we terminate the named executive officers’ employment before age 58, in the case of Mr. Cunningham, or before age 62, in the case of Messrs. Hutsell and Leggett, for reasons other than cause or disability, they will receive a reduced annual benefit (based on the amount we have accrued toward the normal retirement benefit) for 20 years, in the case of Mr. Cunningham, and 15 years, in the case of Messrs. Hutsell and Leggett, payable commencing at the time Mr. Cunningham turns age 58 or at the time Messrs. Hutsell and Leggett turn age 62. If the named executive officers voluntarily terminate employment with us before age 58, in the case of Mr. Cunningham, or before age 62, in the case of Messrs. Hutsell and Leggett, they will receive the vested portion of the account value (determined based on the amount we have accrued toward the normal retirement benefit) for 20 years or 15 years, respectively, payable commencing at the time they turn age 58 or age 62, respectively. Under the agreements, Messrs. Cunningham, Hutsell and Leggett were 73.22%, 19.43% and 21.88% vested as of December 31, 2013.

All unvested stock options and restricted stock awards will be forfeited upon termination without just cause or for good reason.

Voluntary Resignation. Under the employment agreements, if any of the named executive officers voluntarily terminates employment with us upon 90 days’ written notice, we will provide the executive with the compensation due him through the date of his termination. Mr. Cunningham is also entitled to the vested portion of the deferred compensation account established for him under his employment agreement.

Under the supplemental executive retirement plan agreements, if the named executive officers voluntarily terminate employment with us before age 58, in the case of Mr. Cunningham, or before age 62, in the case of Messrs. Hutsell and Leggett, they will receive the vested portion of the account value

(determined based on the amount we have accrued toward the normal retirement benefit) for 20 years or 15 years, respectively, payable commencing at the time they turn age 58 or age 62, respectively. Under the agreements, Messrs. Cunningham, Hutsell and Leggett were, 73.22%, 19.43% and 21.88% vested as of December 31, 2013.

All unvested stock options and restricted stock awards will be forfeited upon an executive’s voluntary resignation.

Change in Control. Under the employment agreements, if a change in control (as defined in the agreements) occurs and the executive terminates employment involuntarily or with good reason, we will pay him a lump equal to three times his average annual taxable income for the five taxable years before the year in which the change in control occurs. In addition, we will provide the executive with the same post-termination health and welfare coverage as if he had terminated without cause or with good reason.

Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s “base amount” are deemed to be “excess parachute payments” if they are contingent upon a change in control. These amounts are referred to as “excess parachute payments.” Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and we would not be entitled to a federal income tax deduction for any amount above the base amount. For purposes of Section 280G, an individual’s “base amount” generally equals his average annual taxable compensation for the five taxable years preceding the year in which the change in control occurs. The agreements allow, but do not require, the executives to reduce their change in control payments to the extent necessary to ensure that they will not receive “excess parachute payments,” which otherwise would result in the imposition of an excise tax and loss of the tax deduction.

Under the supplemental executive retirement plan agreements, the executives are entitled to the normal retirement benefit if they separate from service for any reason, other than for cause, following a change in control. The change in control benefit would be payable at the later of the executive’s separation from service or his normal retirement age (age 58 for Mr. Cunningham and age 62 for Messrs. Hutsell and Leggett) under the agreements.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers, directors and greater than 10% beneficial owners has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 2013.

Transactions with Related Persons

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

The Bank currently maintains a preferred rate employee loan program that is available to all employees of the Bank and its subsidiaries and does not give preference to any executive officer over any other employee. Non-employee directors of the Bank are not eligible to participate in the preferred rate employee loan program. Pursuant to the terms of the program, consumer loan rates are generally based on the Bank’s most recent cost of funds, which is determined on a monthly basis by the Bank’s Vice President, Chief Operating Officer and Chief Financial Officer. In addition, under the terms of the program, real estate loans are generally offered at the prevailing loan rate less 1.0%, except for certain adjustable rate loans which will generally remain at the prevailing rate during the discounted or locked period and then be adjusted to 1.0% less than the prevailing margin. With respect to real estate loans, origination fees are waived on both in-house and secondary market loans and employee loan closing costs are equal to those fees imposed upon third parties. Home equity lines of credit are also offered to employees at a rate equal to the Wall Street Journal prime rate index minus 0.50%. Generally, the minimum and maximum rate for employee home equity loans are 2.75% and 18.0%, respectively, and all annual fees are waived for employees.

The preferred rate employee loan program is made available to employees at the completion of 90 days of employment and all loan funds must be used by employees for personal purposes only. In addition, the program does not extend to members of an employee’s family and loan benefits may not be used to fund an employee’s outside business activities. Reduced employee loan margins only apply to employees who meet the Bank’s normal underwriting criteria, and employee loans made under the preferred employee loan program are subject to credit approval and normal underwriting standards. If an employee terminates employment with the Bank, rates made available under the preferred employee loan program will increase to the terms of the loan contained in the initial disclosure. At December 31, 2013, none of our named executive officers had any outstanding loans, which had an outstanding principal balance over $120,000 during the fiscal year ended December 31, 2013, under the preferred rate employee loan program.

In accordance with the Company’s Audit Committee Charter, the Audit Committee periodically reviews, no less frequently than quarterly, a summary of the Company’s transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other related person transactions, to recommend to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within Company policy and should be ratified and approved. Also, in accordance with banking regulations and its policy, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or potential conflicts of interest to the President and Chief Executive Officer of the Company. Such potential conflicts of interest include, but are not limited to, the following: (i) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 5% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

The aggregate outstanding balance of loans extended by the Bank to its executive officers and directors and related parties was $108,707 at December 31, 2013. These loans were performing according to their original terms at December 31, 2013. In addition, these loans were made in the ordinary course of business, on substantially the same terms, including interest rates except for those made in accordance with employee benefits program discussed above and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features when made.

Other Transactions. Since January 1, 2013, there have been no transactions and there are no currently proposed transactions in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any of our executive officers and directors had or will have a direct or indirect material interest.

SUBMISSION OF BUSINESS PROPOSALS AND SHAREHOLDER NOMINATIONS

The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 17, 2014. If next year’s annual meeting is held on a date that is more than 30 calendar days from May 21, 2015, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nomination and/or proposals to the Company’s Secretary not less than 90 days before the date of the annual meeting. However, if less than 100 days’ notice or prior public disclosure of the annual meeting is given to shareholders, such notice must be delivered not later than the close of business on the tenth day following the day on which notice of the annual meeting was mailed to shareholders or public disclosure of the annual meeting date was made. A copy of the Bylaws may be obtained from the Company.

SHAREHOLDER COMMUNICATIONS

The Company encourages shareholder communications to the Board of Directors and/or individual directors. All communications from shareholders should be addressed to Athens Bancshares Corporation, P.O. Box 869, Athens, Tennessee 37371-0869. Communications to the Board of Directors should be sent to the attention of Christopher O. Adams, Corporate Secretary. Communications to individual directors should be sent to such director at the Company’s address. Shareholders who wish to communicate with a committee of the Board of Directors should send their communications to the attention of the Chairman of the particular committee, with a copy to Larry D. Wallace, the Chairman of the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee has discretion as to whether a communication sent to the full Board of Directors should be brought before the full Board.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of Company common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

The Company’s Annual Report on Form 10-K accompanies this proxy statement. Any shareholder who has not received a copy of the Annual Report on Form 10-K may obtain a copy by writing to the Company’s Corporate Secretary or by accessing a copy online. See “Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 21, 2014.” The Annual Report on Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope or by voting via the Internet or by telephone.

By Order of the Board of Directors,

Christopher O. Adams
Corporate Secretary

Athens, Tennessee

April 16, 2014

z	REVOCABLE PROXY ATHENS BANCSHARES CORPORATION	{

YOUR VOTE IS IMPORTANT!
PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1. By Telephone (using a Touch-Tone Phone); or
2. By Internet; or
3. By Mail.

To Vote by Telephone:

Call 1-855-601-4918 Toll-Free on a Touch-Tone
Phone anytime prior to 3 a.m., May 21, 2014.

To Vote by Internet:

Go to https://www.rtcoproxy.com/afcb prior to 3 a.m., May 21, 2014.

Please note that the last vote received from a shareholder, whether by telephone, by Internet or by mail, will be the vote counted.

	Mark here if you no longer wish to receive paper annual meeting materials and instead view them online.	☐
	Mark here if you plan to attend the meeting.	☐
	Mark here for address change.	☐

Annual Meeting Materials are available at:	Comments:
http://www.cfpproxy.com/6767

FOLD HERE IF YOU ARE VOTING BY MAIL

PLEASE DO NOT DETACH

X	PLEASE MARK VOTES AS IN THIS EXAMPLE

	For	With- hold	For All Except
1. The election as directors of all nominees listed for a term of three years (unless the “For All Except” box is marked and the instructions below are complied with).	☐	☐	☐

(01) Myra NanDora Jenne (02) Larry D. Wallace

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

2. The ratification of the appointment of Mauldin & Jenkins, LLC as the independent registered public accounting firm of Athens Bancshares Corporation for the fiscal year ending December 31, 2014.	For ☐	Against ☐	Abstain ☐

3. The approval of an advisory (non-binding) vote on compensation of the named executive officers	For ☐	Against ☐	Abstain ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

“FOR” PROPOSALS 1, 2 AND 3.

This proxy, properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” Proposals 1, 2 and 3. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the Annual Meeting.

The below signed acknowledges receipt from Athens Bancshares Corporation, before the execution of this proxy, of a proxy statement for the annual meeting of shareholders and an Annual Report to Shareholders for the year ended December 31, 2013.

Please be sure to date and sign	Date
this proxy card in the box below.

Sign above	Co-holder (if any) sign above

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

[x]	[y]

ATHENS BANCSHARES CORPORATION — ANNUAL MEETING, MAY 21, 2014

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on-line at:

http://www.cfpproxy.com/6767

You can vote in one of three ways:

1.	Call toll free 1-855-601-4918 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.rtcoproxy.com/AFCB and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

REVOCABLE PROXY

ATHENS BANCSHARES CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

May 21, 2014

9:00 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee of the Board of Directors of Athens Bancshares Corporation (the “Company”), consisting of Jeffrey L. Cunningham, Lyn B. Thompson, G. Scott Hannah, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders to be held on May 21, 2014 at 9:00 a.m., local time, at the Sherman Fine Arts Building, Tennessee Wesleyan College, 204 East College Street, Athens, Tennessee, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR

COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

6767

z	REVOCABLE PROXY ATHENS BANCSHARES CORPORATION	{

ANNUAL MEETING OF SHAREHOLDERS
MAY 21, 2014
9:00 A.M., LOCAL TIME
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints the official proxy committee of the Board of Directors of Athens Bancshares Corporation (the “Company”), consisting of Jeffrey L. Cunningham, Lyn B. Thompson, G. Scott Hannah, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote, only at the Annual Meeting of Shareholders to be held on May 21, 2014 at 9:00 a.m., local time, at the Sherman Fine Arts Building, Tennessee Wesleyan College, 204 East College Street, Athens, Tennessee, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

Mark here if you no longer wish to receive paper annual meeting materials and instead view them online. ☐
Mark here if you plan to attend the meeting. ☐
Mark here for address change. ☐

IMPORTANT ANNUAL MEETING INFORMATION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 21, 2014.

THIS PROXY STATEMENT AND THE COMPANY’S ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ARE AVAILABLE AT:

http://www.cfpproxy.com/6767

Comments:

FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

X	PLEASE MARK VOTES AS IN THIS EXAMPLE

1. The election as directors of all nominees listed for a term of three years (unless the “For All Except” box is marked and the instructions below are complied with).		For ☐	With- hold ☐	For All Except ☐	2. The ratification of the appointment of Mauldin & Jenkins, LLC as the independent registered public accounting firm of Athens Bancshares Corporation for the fiscal year ending December 31, 2014.	For ☐	Against ☐	Abstain ☐
(01) Myra NanDora Jenne (02) Larry D. Wallace
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.					3. The approval of an advisory (non-binding) vote on compensation of the named executive officers.	For ☐	Against ☐	Abstain ☐
Any such matters as may properly come before the meeting, or any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

“FOR” PROPOSALS 1, 2 AND 3.

This proxy, properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” Proposals 1, 2 and 3. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the Annual Meeting.

Please be sure to date and sign this proxy card in the box below.	Date

The below signed acknowledges receipt from Athens Bancshares Corporation, before the execution of this proxy, of a proxy statement for the annual meeting of shareholders and an Annual Report to Shareholders for the year ended December 31, 2013.

Sign above	Co-holder (if any) sign above

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

x	6767	y

Dear ESOP Participant:

On behalf of the Board of Directors of Athens Bancshares Corporation (the “Company”), I am forwarding to you the attached yellow vote authorization form so that you may convey your voting instructions to Pentegra Trust Company, the trustee for the Athens Federal Community Bank Employee Stock Ownership Plan (“ESOP”), on the proposals presented at the Annual Meeting of Shareholders of the Company to be held on May 21, 2014. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Shareholders and the Annual Report to Shareholders of the Company.

As an ESOP participant, you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock (“Common Stock”) allocated to your account as of March 28, 2014, the record date for shareholders entitled to vote at the 2014 Annual Meeting of Shareholders. To direct the ESOP Trustee how to vote the shares of Common Stock allocated to your ESOP account, please complete, sign and submit the enclosed yellow vote authorization form in the postage paid envelope provided with this letter, no later than May 14, 2014. The unallocated shares of Common Stock held in the ESOP Trust and the shares for which timely instructions are not received, will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee receives from participants regarding the shares of Common Stock allocated to their accounts, subject its fiduciary duties.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Athens Federal Community Bank.

Sincerely,

/s/ Michael R. Hutsell
Michael R. Hutsell

Name:
Shares:

VOTE AUTHORIZATION FORM

I understand that Pentegra Trust Company, the ESOP Trustee, is the holder of record and custodian of all shares of Athens Bancshares Corporation (the “Company”) common stock allocated to me under the ESOP. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Shareholders to be held on May 21, 2014.

Accordingly, you are to vote my shares as follows (please check one):

1.	The election as directors of all nominees listed for a term of three years (unless the “For All Except” box is marked and I have complied with the following instructions).

Myra NanDora Jenne	Larry D. Wallace

FOR	WITHHOLD	FOR ALL EXCEPT

☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line(s) provided below.

2.	The ratification of the appointment of Mauldin & Jenkins, LLC as the independent registered public accounting firm of Athens Bancshares Corporation for the fiscal year ending December 31, 2014.

FOR	AGAINST	ABSTAIN

☐	☐	☐

3.	To approve, by a non-binding advisory vote, the compensation paid by the Company to its named executive officers.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS THAT

YOU VOTE “FOR” EACH NOMINEE AND “FOR” PROPOSALS 2 AND 3.

The ESOP Trustee is hereby authorized to vote any shares allocated to me in its trust capacity as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed

postage-paid envelope no later than May 14, 2014.

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of Athens Bancshares Corporation (the “Company”), I am forwarding to you the attached blue vote authorization form so that you may convey your voting instructions to Pentegra Trust Company, the trustee for the Athens Federal Community Bank 401(k) Plan (the “401(k) Plan”), on the proposals presented at the Annual Meeting of Shareholders of the Company on May 21, 2014. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Shareholders and the Annual Report to Shareholders of the Company.

As a 401(k) Plan participant investing in the Company common stock through the 401(k) Plan, you are entitled to direct the 401(k) Plan trustee as to the voting of shares of Company common stock credited to your 401(k) Plan account as of March 28, 2014, the record date for the 2014 Annual Meeting of Shareholders.

At this time, in order to direct the voting of your shares of Company common stock credited to your account in the 401(k) Plan, you must complete, sign and submit the enclosed blue vote authorization form in the postage paid envelope provided with this letter, no later than May 14, 2014.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Athens Federal Community Bank.

Sincerely,

/s/ Michael R. Hutsell
Michael R. Hutsell

Name:
Shares:

VOTE AUTHORIZATION FORM

I understand that Pentegra Trust Company, the 401(k) Plan Trustee, is the holder of record and custodian of all shares of Athens Bancshares Corporation (the “Company”) common stock credited to my account under the Athens Federal Community Bank 401(k) Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Shareholders to be held on May 21, 2014.

Accordingly, you are to vote my shares as follows (please check one):

1.	The election as directors of all nominees listed for a term of three years (unless the “For All Except” box is marked and, I have complied with the following instructions).

Myra NanDora Jenne	Larry D. Wallace

FOR	WITHHOLD	FOR ALL EXCEPT

☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line(s) provided below.

2.	The ratification of the appointment of Maudlin & Jenkins, LLC as the independent registered public accounting firm of Athens Bancshares Corporation for the fiscal year ending December 31, 2014.

FOR	AGAINST	ABSTAIN

☐	☐	☐

3.	To approve, by a non-binding advisory vote, the compensation paid by the Company to its named executive officers.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS THAT

YOU VOTE “FOR” EACH NOMINEE AND “FOR” PROPOSALS 2 AND 3.

The 401(k) Plan Trustee is hereby authorized to vote any shares credited to me in its trust capacity as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed

postage-paid envelope no later than May 14, 2014.

Dear Stock Award Holder:

On behalf of the Board of Directors of Athens Bancshares Corporation (the “Company”), I am forwarding to you the attached green vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc., the trustee for the Athens Bancshares Corporation 2010 Equity Incentive Plan (the “Incentive Plan”), on the proposals presented at the Annual Meeting of Shareholders of the Company to be held on May 21, 2014. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Shareholders and the Annual Report to Shareholders of the Company.

You are entitled to vote all shares of restricted Company common stock awarded to you under the Incentive Plan that are unvested as of March 28, 2014, the record date for the 2014 Annual Meeting of Shareholders. The Incentive Plan Trustee will vote the shares of Company common stock held in the Incentive Plan Trust in accordance with the instructions it receives from you and other Stock Award Holders. To direct the voting of the unvested shares of Company common stock awarded to you under the Incentive Plan, you must complete and sign the attached green vote authorization form and return it in the enclosed postage-paid envelope no later than May 14, 2014.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Athens Federal Community Bank.

Sincerely,

/s/ Michael R. Hutsell
Michael R. Hutsell

Name:
Shares:

VOTE AUTHORIZATION FORM

I understand that First Bankers Trust Services, Inc., the Incentive Plan Trustee, is the holder of record and trustee of all unvested restricted shares of Athens Bancshares Corporation (the “Company”) common stock awarded to me under the Athens Bancshares Corporation 2010 Equity Incentive Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Shareholders to be held on May 21, 2014.

Accordingly, you are to vote my shares as follows (please check one):

1.	The election as directors of all nominees listed for a term of three years (unless the “For All Except” box is marked and I have complied with the following instructions).

Myra NanDora Jenne	Larry D. Wallace

FOR	WITHHOLD	FOR ALL EXCEPT

☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line(s) provided below.

2.	The ratification of the appointment of Maudlin & Jenkins, LLC as the independent registered public accounting firm of Athens Bancshares Corporation for the fiscal year ending December 31, 2014.

FOR	AGAINST	ABSTAIN

☐	☐	☐

3.	To approve, by a non-binding advisory vote, the compensation paid by the Company to its named executive officers.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS THAT

YOU VOTE “FOR” EACH NOMINEE AND “FOR” PROPOSALS 2 AND 3.

The Incentive Plan Trustee is hereby authorized to vote any shares credited to me in its trust capacity as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed

postage-paid envelope no later than May 14, 2014.